UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23326

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2020

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®

2020 ANNUAL REPORT

August 31, 2020

SOUND POINT ENHANCED INCOME FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

SOUND POINT ENHANCED INCOME FUND

All investing involves risk including the possible loss of principal. The Fund is a non-diversified, closed-end fund structured as an “interval fund” and designed primarily for long-term investors. The Fund’s use of fixed-income and variable-rate securities, such as loans and related instruments of varying levels of seniority, corporate debt and notes, high-yield securities, CLOs, CLNs and derivatives entails interest rate, liquidity, market and credit risks. The Fund’s ability to borrow for investment purposes and otherwise use leverage can magnify these risks. There is no secondary market for the Fund’s shares, and the Fund expects that no secondary market will develop. Even though the Fund will make quarterly repurchase offers for its outstanding shares, investors should consider shares of the Fund to be an illiquid investment. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. There is no guarantee that investors will be able to sell their shares at any given time or in the quantity desired.

Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

The American Beacon Interval Funds are comprised of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	August 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Unlike anything we’ve experienced in our lifetimes, the COVID-19 pandemic continues to have an overwhelming effect on the world’s population, economies and markets. While news reports in the first half of this reporting period highlighted the many headwinds affecting the global economy and contributing to market volatility – including the U.S. trade war with China, Brexit, disruptions in the Middle East and protests in Hong Kong – the second half of this reporting period has been dominated by headlines related to the virus:

▶  On March 15, the Federal Reserve cut the federal funds rate by 100 basis points (1%) to a range of 0% to 0.25%, and announced quantitative easing would be unlimited.

▶

Also in March, the U.S. government passed a stimulus package in three phases: phase one for approximately $8.3 billion, phase two for approximately $100 billion, and phase three for approximately $2 trillion.

▶

On April 20, the price of U.S. oil turned negative for the first time in history, closing at -$37.60 per barrel for oil deliveries in May. However, by the end of August, the average crude oil spot price – which calculates an equally weighted price for West Texas Intermediate, Brent and Dubai crude oils – was $43.44 per barrel.

▶

Although equity markets around the world have rebounded since the lows experienced earlier this year, uncertainty and volatility remain while economies continue to feel the effects of the pandemic. In the U.S., real gross domestic product had an annualized decline of 31.7% for the second quarter – reflecting the sharpest economic contraction in modern history, although slightly less than the 32.9% initially estimated.

▶

As of August 30, the virus had infected more than 24.8 million individuals around the world, resulting in more than 838,000 deaths. The U.S. alone accounted for more than 5.8 million confirmed cases and more than 180,000 deaths.

Now more than ever, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may derail future plans. We encourage investors to maintain focus on their long-term financial goals, working with financial professionals to make thoughtful adjustments to their changing needs.

The three Ds – direction, discipline and diversification – may help frame this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

President’s Message

American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals since 1986. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for staying the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Sound Point Enhanced Income Fund

Global Bond Market Overview

August 31, 2020 (Unaudited)

The period began with the credit markets grinding steadily tighter through the end of calendar year 2019. U.S. investment-grade and high-yield bonds fared particularly well as the Federal Reserve’s concerns around potentially slower global growth, low inflation and lingering trade uncertainty resulted in three interest rate cuts in 2019 and provided a meaningful tailwind for risk assets. From August 31, 2019 through December 31, 2019, the ICE BofA U.S. Corporate Index (“Investment Grade”) returned 0.5%, the ICE BofA U.S. High Yield Index (“High Yield”) returned 2.9%, the S&P/LSTA Leveraged Loan Index (“Loans”) returned 2.2% and the JP Morgan Emerging Market Bond Global Diversified Index (“Emerging Market Debt”) returned 1.4%. By comparison, the ICE BofA U.S. Treasury Index (“Treasuries”) returned -1.8%.

Markets entered 2020 with a flurry of tense global headlines, which muted gains in various credit sectors. Escalating tensions between the U.S. and Iran, the initial outbreak of COVID-19 and a ramp up of U.S. presidential election rhetoric caused investors to look for the sidelines as concerns mounted. By mid-March, virus lockdowns were in place in many countries around the world, and the stampede into safe-haven assets had begun. Unlike the slow-building correction during the 2008 financial crisis, this crisis took place seemingly overnight.

In February 2020, the S&P 500 Index closed at an all-time high. However, by the end of March, it was down nearly 20% year to date and had officially entered bear-market territory. March registered declines across the board: the CBOE Volatility Index registered the highest reading since 2009; oil markets had their worst month since futures started trading in 1983 and West Texas Intermediate (“WTI”) crude oil benchmark fell 55%; the 10-year Treasury briefly traded at a record low 0.32%; Investment Grade fell 7.5%, its worst monthly performance in history; and High Yield declined nearly 12%. Spreads and yields in the high-yield and loan markets reached their widest levels since the financial crisis in 2008.

In response, the Fed implemented a far-reaching set of programs measuring in the trillions of dollars that dwarfed all previous policy accommodations. The huge wave of money led to a rapid turnaround in investor sentiment and a rebound in the markets. Congress also did its part by expanding unemployment benefits and providing financing to cash-starved companies, among other programs.

In the second quarter of 2020, High Yield was up 9.6%, Investment Grade returned 9.3% and the S&P 500 Index gained 20.5%. Several countries made progress re-opening their economies, and the corporate bond market opened with immense volume allowing issuers to raise large amounts of liquidity. Despite investors’ initial concern about the economic impact of the virus, the sheer volume of money injected into the system by the U.S. government brought risk markets back to life. Unfortunately, not all companies could be saved from the economic fallout. By period end, markets began to witness an uptick in distressed credit. As such, caution remained as periodic episodes of volatility were expected to surface in the foreseeable future.

For the 12-month period ended August 31, 2020, Investment Grade returned 7.4%, High Yield returned 3.7%, Loans returned 0.9% and Emerging Market Debt returned 2.7%. Given the record-low interest rates, Treasuries also performed well with a 7.0% return.

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

August 31, 2020 (Unaudited)

The Y Class of the American Beacon Sound Point Enhanced Income Fund (the “Fund”) returned -1.45% for the twelve months ended August 31, 2020. The Fund underperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 0.57% for the same period. For further comparison, the Fund has returned 3.68%, annualized, since inception compared to the Index return of 2.37% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 07/02/2018 through 08/31/2020

Total Returns for the Period ended August 31, 2020

	Ticker	1 Year	Since Inception 07/02/2018	Value of $10,000 07/02/2018- 08/31/2020
Y Class (1,2,4)	SPEYX	(1.45)%	3.68%	$10,814
T Class with sales charge (1,2,4)	SPETX	(5.38)%	1.76%	$10,385
T Class without sales charge (1,2,4)	SPETX	(2.42)%	3.21%	$10,707

Credit Suisse Leveraged Loan Index (3)		0.57%	2.37%	$10,521

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. T Class shares have a maximum sales charge of 3.00%.

2.	A portion of the fees charged to both of the Classes has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

3.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y and T Class shares were 9.65% and 10.25%, respectively. (The ratios include estimated expenses related to interest payments on borrowed funds.) The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

August 31, 2020 (Unaudited)

The Fund’s overweight positions in smaller and lower-rated issuers were the primary causes of its underperformance during the period. Within the Index, low-rated issuers were the most severely impacted by the coronavirus as industries shuttered and unemployment surged. In particular, the Fund’s overweight position in triple-C rated issues was the most adversely affected.

The Fund did, however, benefit from its traditional underweight position in the energy, commodity, and retail sectors as they were severely impacted by the virus shutdowns. Conversely, the Fund also typically avoids segments within the health care industry given their low relative value; however, they performed well during this period given the focus on healthcare services and vaccine development.

The Fund also benefitted from its exposure to fixed-rate high-yield bonds. While the Fund was primarily invested in floating-rate bank loan instruments, it held approximately 13% exposure to traditional high yield at period end, which outperformed as yields declined.

To a lesser extent, the Fund also experienced certain credit events during the period which weighed on performance. Disruptions in company transactions, such as selling or merging business segments, and contractions in consumer activity led issuers to engage in debt restructurings or negotiate with creditors for financial flexibility. While the Fund’s holdings are generally well secured by collateral of the issuer, the process of restructuring can lead to volatility, especially in unsettled markets.

The Fund’s exposure to smaller issuers also hindered performance as such companies generally have less financial flexibility during periods of market stress. While they may offer attractive risk-adjusted returns and are overlooked by investors in calm markets, they tend to lag during periods of volatility. Investors gravitated toward the largest and most-liquid issues in the Index, and relative value considerations were temporarily put on hold.

The U.S. Government’s extraordinary support for the economy helped to mitigate the impact of the virus and produced a rapid recovery by period end. The large issues that investors sold for liquidity when the crisis hit were the first to recover as markets stabilized. Additionally, the new-issue market surged as markets opened for companies to raise much-needed cash at very attractive levels for investors. The Fund sought to take advantage of these opportunities in the new-issue market as cash flows and trading allowed. By period end, the largest issuers had produced the highest total returns in the Index.

While the period was unusual, the Fund maintained its focus on generating higher yield and lower volatility than the Index over a market cycle. The sub-advisor continued to build a defensive portfolio with attractive risk/reward opportunities in issuers that they believe were oversold, well-capitalized and less correlated to the pandemic.

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

August 31, 2020 (Unaudited)

Top Ten Holdings (% Net Assets)
LogMeIn, Inc., Due 8/14/2027, Term Loan B	4.2
Informatica LLC, 7.125%, Due 2/25/2025, 2020 USD 2nd Lien Term Loan	2.9
EIG Investors Corp., 10.875%, Due 2/1/2024	2.2
Mileage Plus Holdings LLC, 6.250%, Due 6/25/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.250%)	2.2
G-III Apparel Group Ltd., 7.875%, Due 8/15/2025	2.1
AqGen Ascensus, Inc., 5.000%, Due 12/13/2026, 2020 Term Loan, (1-mo. LIBOR + 4.000%)	2.1
WP CityMD Bidco LLC, 5.500%, Due 8/13/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.500%, 6-mo. LIBOR + 4.500%)	2.1
Tutor Perini Corp., Due 8/13/2027, Term Loan B	2.1
Ivanti Software, Inc., 10.000%, Due 1/20/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 9.000%)	1.9
JetBlue Airways Corp., 6.250%, Due 6/17/2024, Term Loan, (3-mo. LIBOR + 5.250%)	1.9

Total Fund Holdings 94

Sector Allocation (% Investments)
Technology	34.6
Consumer, Non-Cyclical	17.2
Consumer, Cyclical	17.1
Communications	15.8
Financial	7.9
Industrial	4.0
Utilities	3.3
Diversified	0.1

American Beacon Sound Point Enhanced Income FundSM

Expense Examples

August 31, 2020 (Unaudited)

American Beacon Sound Point Enhanced Income Fund

	Beginning Account Value 3/1/2020	Ending Account Value 8/31/2020	Expenses Paid During Period 3/1/2020-8/31/2020*
Y Class
Actual	$1,000.00	$998.40	$7.33
Hypothetical**	$1,000.00	$1,017.80	$7.41
T Class
Actual	$1,000.00	$990.40	$16.11
Hypothetical**	$1,000.00	$1,008.95	$16.26

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.46% and 3.22% for the Y and T Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

American Beacon Sound Point Enhanced Income FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Sound Point Enhanced Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Sound Point Enhanced Income Fund (the “Fund”), including the schedule of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from July 2, 2018 (commencement of operations) to August 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from July 2, 2018 (commencement of operations) to August 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

October 28, 2020

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

August 31, 2020

	Shares	Fair Value

COMMON STOCKS - 0.00%

Consumer Discretionary - 0.00%

Commercial Services & Supplies - 0.00%
Constellis Holdings LLCA	72	$54

Entertainment - 0.00%
Deluxe EntertainmentA	726	309

Total Consumer Discretionary		363

Total Common Stocks (Cost $3,714)		363

	Principal Amount

BANK LOAN OBLIGATIONSB - 75.46%

Communications - 10.41%

Advertising - 0.79%
ABG Intermediate Holdings LLC, 6.250%, Due 9/27/2024, 2020 Incremental Term Loan, (2-mo. LIBOR + 5.250%)	$75,000	73,875

Internet - 3.03%
Airbnb, Inc., 8.500%, Due 4/17/2025, Term Loan, (1-mo. LIBOR + 7.500%, 3-mo. LIBOR + 7.500%)	44,000	46,420
ION Trading Technologies SARL, 5.072%, Due 11/21/2024, USD Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	149,740	146,130
WeddingWire, Inc., 4.808%, Due 12/19/2025, 1st Lien Term Loan, (3-mo. LIBOR + 4.500%)	96,630	92,281

		284,831

Media - 1.57%
Cengage Learning, Inc., 5.250%, Due 6/7/2023, 2016 Term Loan B, (3-mo. LIBOR + 4.250%)	21,666	17,793
NEP/NCP Holdco, Inc., 3.406%, Due 10/20/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	99,747	83,645
Univision Communications, Inc., 4.750%, Due 3/13/2026, 2020 Replacement Term Loan, (1-mo. LIBOR + 3.750%)	47,047	45,929

		147,367

Telecommunications - 5.02%
Global Tel*Link Corp., 4.406%, Due 11/29/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	9,317	8,086
LogMeIn, Inc., Due 8/14/2027, Term Loan BC	400,000	389,832
West Corp., 5.000%, Due 10/10/2024, 2017 Term Loan, (3-mo. LIBOR + 4.000%)	81,702	72,911

		470,829

Total Communications		976,902

Consumer, Cyclical - 11.11%

Airlines - 4.01%
JetBlue Airways Corp., 6.250%, Due 6/17/2024, Term Loan, (3-mo. LIBOR + 5.250%)	175,000	174,256
Mileage Plus Holdings LLC, 6.250%, Due 6/25/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.250%)	200,000	202,126

		376,382

Auto Manufacturers - 0.20%
OEConnection LLC,
Due 9/25/2026, 2019 Delayed Draw Term LoanC D	1,173	1,127
4.155% - 5.072%, Due 9/25/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%, 2-mo. LIBOR + 4.000%)	18,586	17,842

		18,969

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

August 31, 2020

	Principal Amount	Fair Value

Consumer, Cyclical - 11.11% (continued)

Auto Parts & Equipment - 0.05%
Trico Group LLC, 8.500%, Due 2/2/2024, 2020 Term Loan B, (2-mo. LIBOR + 7.500%)	$4,808	$4,711

Entertainment - 1.62%
Deluxe Entertainment Services Group, Inc.,
6.000%, Due 3/25/2024, 2019 1st Lien Term Loan, PIK (in-kind rate 1.500%)E F	3,576	3,218
7.000%, Due 9/25/2024, 2019 2nd Lien Term Loan, PIK (in-kind rate 2.500%)E F	7,499	5,624
William Morris Endeavor Entertainment LLC,
2.910%, Due 5/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	32,891	26,560
9.500%, Due 5/18/2025, 2020 Term Loan B2, (1-mo. LIBOR + 8.500%)	119,700	116,109

		151,511

Leisure Time - 1.85%
TopGolf International, Inc., 5.808%, Due 2/8/2026, Term Loan B, (3-mo. LIBOR + 5.500%)	97,254	91,804
Varsity Brands, Inc., 4.500%, Due 12/15/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	99,745	81,416

		173,220

Lodging - 0.77%
Caesars Resort Collection LLC, 4.703% - 4.772%, Due 7/21/2025, 2020 Term Loan B1, (3-mo. LIBOR + 4.500%)	75,000	72,610

Office Furnishings - 0.00%
VIP Cinema Holdings, Inc.,
10.250%, Due 6/26/2020, 2020 New Money Term Loan, (3-mo. LIBOR + 8.000%)E F	795	118
10.250%, Due 2/24/2021, 2020 DIP Exit Term Loan, (3-mo. LIBOR + 8.000%)E F	23	23
10.250%, Due 3/1/2023, USD Term Loan B, (3-mo. PRIME + 7.000%)	2,044	82

		223

Retail - 2.61%
Bass Pro Group LLC, 6.072%, Due 9/25/2024, Term Loan B, (3-mo. LIBOR + 5.000%)	98,885	98,483
NPC International, Inc.,
3.000%, Due 1/21/2021, 2020 Incremental Priority Term Loan, (1-mo. LIBOR + 1.500%)C D	6,768	6,735
4.500%, Due 4/19/2024, 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	29,847	20,930
SP PF Buyer LLC, 4.656%, Due 12/22/2025, Term Loan, (1-mo. LIBOR + 4.500%)	107,881	96,733
Staples, Inc., 5.251%, Due 4/16/2026, 7 Year Term Loan, (3-mo. LIBOR + 5.000%)	25,869	21,903

		244,784

Total Consumer, Cyclical		1,042,410

Consumer, Non-Cyclical - 11.57%

Commercial Services - 1.13%
APX Group, Inc., 5.156% - 7.250%, Due 12/31/2025, 2020 Term Loan, (1-mo. LIBOR + 5.000%, 3-mo. PRIME + 4.000%)	1,970	1,942
New Constellis Borrower LLC, 11.000%, Due 6/30/2021, 2020 Priority Term Loan, (1-mo. LIBOR + 10.000%)	2,196	2,152
PAE Holding Corp., 6.500%, Due 10/20/2022, 1st Lien Term Loan, (1-mo. LIBOR + 5.500%)	97,059	96,250
Travelport Finance SARL, 6.072%, Due 5/29/2026, 2019 Term Loan, (3-mo. LIBOR + 5.000%)	3,980	2,651
USS Ultimate Holdings, Inc., 4.750%, Due 8/25/2024, 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	2,940	2,853

		105,848

Food - 1.04%
Snacking Investments Bidco Pty Ltd., 5.000%, Due 12/18/2026, Term Loan, (1-mo. LIBOR + 4.000%)	98,734	97,418

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

August 31, 2020

	Principal Amount	Fair Value

Consumer, Non-Cyclical - 11.57% (continued)

Health Care - Products - 1.05%
Athenahealth, Inc., 4.818%, Due 2/11/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.500%)	$99,747	$98,813

Health Care - Services - 7.32%
Compassus Intermediate, Inc., 6.072%, Due 12/31/2026, Term Loan B, (3-mo. LIBOR + 5.000%)	99,375	98,133
Da Vinci Purchaser Corp., 5.238%, Due 1/8/2027, 2019 Term Loan, (3-mo. LIBOR + 4.000%)	100,000	99,292
Envision Healthcare Corp., 3.906%, Due 10/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	86,720	62,586
Global Medical Response, Inc., 4.250%, Due 4/28/2022, 2018 Term Loan B1, (3-mo. LIBOR + 3.250%)	99,744	98,711
US Renal Care, Inc., 5.188%, Due 6/26/2026, 2019 Term Loan B, (1-mo. LIBOR + 5.000%)	134,372	130,956
WP CityMD Bidco LLC, 5.500% - 5.572%, Due 8/13/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.500%, 6-mo. LIBOR + 4.500%)	199,000	197,476

		687,154

Pharmaceuticals - 1.03%
US Renal Care, Inc., 7.906%, Due 9/26/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 7.750%)	100,000	96,375

Total Consumer, Non-Cyclical		1,085,608

Diversified - 0.12%

Holding Companies - Diversified - 0.12%
Genesis Specialist Care Finance Ltd., 6.000%, Due 5/14/2027, 2020 USD Term Loan B, (3-mo. LIBOR + 5.000%)	11,970	11,342

Energy - 0.01%

Oil & Gas - 0.01%
McDermott Technology Americas, Inc., 3.156%, Due 6/30/2024, 2020 Make Whole Term Loan, (1-mo. LIBOR + 3.000%)	807	718

Financial - 7.04%

Diversified Financial Services - 5.93%
AqGen Ascensus, Inc., 5.000%, Due 12/13/2026, 2020 Term Loan, (1-mo. LIBOR + 4.000%)	200,000	198,500
Aretec Group, Inc., 4.406%, Due 10/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	10,775	9,994
Blucora, Inc., 5.000%, Due 5/22/2024, 2017 Term Loan B, (6-mo. LIBOR + 4.000%)	100,000	98,250
GreenSky Holdings LLC, 3.438%, Due 3/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	4,949	4,751
Hudson River Trading LLC, Due 2/18/2027, 2020 Term Loan BC	100,000	98,875
IG Investment Holdings LLC, 5.000%, Due 5/23/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	150,000	145,688

		556,058

Insurance - 1.11%
AssuredPartners Capital, Inc., 5.500%, Due 2/12/2027, 2020 Incremental Term Loan B, (1-mo. LIBOR + 4.500%)	99,750	99,418
Asurion LLC, 6.656%, Due 8/4/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 6.500%)	4,697	4,704

		104,122

Total Financial		660,180

Industrial - 3.61%

Electronics - 1.51%
NorthPole Newco SARL, 7.308%, Due 3/18/2025, Term Loan, (3-mo. LIBOR + 7.000%)	157,242	141,911

Engineering & Construction - 2.10%
Tutor Perini Corp., Due 8/13/2027, Term Loan BC	200,000	196,750

Total Industrial		338,661

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

August 31, 2020

	Principal Amount	Fair Value

Technology - 28.69%

Computers - 5.07%
Corsair Components, Inc., 4.750%, Due 8/28/2024, 2017 1st Lien Term Loan B, (1-mo. LIBOR + 3.750%)	$100,000	$99,250
Electronics for Imaging, Inc., 5.155%, Due 7/23/2026, Term Loan, (1-mo. LIBOR + 5.000%)	99,126	78,309
McAfee LLC,
3.906%, Due 9/30/2024, 2018 USD Term Loan B, (1-mo. LIBOR + 3.750%)	101,237	100,188
9.500%, Due 9/29/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.500%)	100,000	100,688
Perforce Software, Inc., 3.906%, Due 7/1/2026, 2020 Term Loan B, (1-mo. LIBOR + 3.750%)	100,642	97,718

		476,153

Software - 23.62%
Cvent, Inc., 3.906%, Due 11/29/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	74,809	64,570
DCert Buyer, Inc., 4.156%, Due 10/16/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	100,685	99,364
DTI Holdco, Inc., 5.750%, Due 9/30/2023, 2018 Term Loan B, (2-mo. LIBOR + 4.750%, 3-mo. LIBOR + 4.750%)	149,611	123,273
Finastra USA, Inc., 4.500%, Due 6/13/2024, USD 1st Lien Term Loan, (6-mo. LIBOR + 3.500%)	117,394	110,372
Helios Software Holdings, Inc., 5.322%, Due 10/24/2025, USD Term Loan, (6-mo. LIBOR + 4.250%)	118,544	117,358
Informatica LLC, 7.125%, Due 2/25/2025, 2020 USD 2nd Lien Term LoanG	272,000	274,494
Ivanti Software, Inc.,
5.250%, Due 1/20/2024, 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	140,595	136,026
10.000%, Due 1/20/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 9.000%)	200,000	180,750
MA FinanceCo. LLC, 5.250%, Due 6/5/2025, 2020 USD Term Loan B, (3-mo. LIBOR + 4.250%)	150,000	149,438
Navicure, Inc., 4.156%, Due 10/22/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	100,000	97,125
Netsmart, Inc., 4.750%, Due 4/19/2023, Term Loan D1, (3-mo. LIBOR + 3.750%)	169,558	166,167
Particle Investments SARL, 5.750%, Due 5/14/2027, Term Loan, (1 Week LIBOR + 5.250%)	150,000	145,875
Project Alpha Intermediate Holding, Inc., 4.500%, Due 4/26/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	99,679	98,931
Riverbed Technology, Inc., 4.250%, Due 4/24/2022, 2016 Term Loan, (2-mo. LIBOR + 3.250%, 3-mo. LIBOR + 3.250%)	149,605	132,101
S2P Acquisition Borrower, Inc., 5.072%, Due 8/14/2026, Term Loan, (3-mo. LIBOR + 4.000%)	99,435	97,882
Ultimate Software Group, Inc., 4.750%, Due 5/4/2026, 2020 Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	100,000	99,813
Zelis Healthcare Corp., 4.906%, Due 9/30/2026, Term Loan B, (1-mo. LIBOR + 4.750%)	122,385	122,258

		2,215,797

Total Technology		2,691,950

Utilities - 2.90%

Electric - 2.90%
Hamilton Projects Acquiror LLC, 5.750%, Due 6/17/2027, Term Loan B, (3-mo. LIBOR + 4.750%)	100,000	99,750
Pacific Gas & Electric Co., 5.500%, Due 6/23/2025, 2020 Exit Term Loan B, (3-mo. LIBOR + 4.500%)	175,000	172,048

		271,798

Total Utilities		271,798

Total Bank Loan Obligations (Cost $7,075,612)		7,079,569

CORPORATE OBLIGATIONS - 13.84%

Communications - 3.69%

Internet - 2.21%
EIG Investors Corp., 10.875%, Due 2/1/2024	200,000	207,000

Media - 1.21%
Univision Communications, Inc., 6.625%, Due 6/1/2027H	113,000	113,283

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

August 31, 2020

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 13.84% (continued)

Communications - 3.69% (continued)

Telecommunications - 0.27%
Plantronics, Inc., 5.500%, Due 5/31/2023H	$27,000	$25,488

Total Communications		345,771

Consumer, Cyclical - 4.12%

Airlines - 0.30%
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, Due 6/20/2027H	26,996	28,076

Auto Parts & Equipment - 1.70%
Clarios Global LP / Clarios US Finance Co, 8.500%, Due 5/15/2027H	150,000	159,268

Distribution/Wholesale - 2.12%
G-III Apparel Group Ltd., 7.875%, Due 8/15/2025H	200,000	198,750

Total Consumer, Cyclical		386,094

Consumer, Non-Cyclical - 3.79%

Commercial Services - 2.21%
APX Group, Inc.,
7.625%, Due 9/1/2023	100,000	102,250
6.750%, Due 2/15/2027H	100,000	105,000

		207,250

Health Care - Services - 1.58%
Air Medical Group Holdings, Inc., 6.375%, Due 5/15/2023H	25,000	24,750
US Renal Care, Inc., 10.625%, Due 7/15/2027H	115,000	123,912

		148,662

Total Consumer, Non-Cyclical		355,912

Technology - 2.24%

Software - 2.24%
Granite Merger Sub 2, Inc., 11.000%, Due 7/15/2027H	101,000	105,710
Solera LLC / Solera Finance, Inc., 10.500%, Due 3/1/2024H	100,000	104,875

		210,585

Total Technology		210,585

Total Corporate Obligations (Cost $1,267,336)		1,298,362

	Shares

SHORT-TERM INVESTMENTS - 16.94% (Cost $1,589,262)

Investment Companies - 16.94%
American Beacon U.S. Government Money Market Select Fund, 0.01%I J	1,589,262	1,589,262

TOTAL INVESTMENTS - 106.24% (Cost $9,935,924)		9,967,556
LIABILITIES, NET OF OTHER ASSETS - (6.24%)		(585,645)

TOTAL NET ASSETS - 100.00%		$9,381,911

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

August 31, 2020

C Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of August 31, 2020.

D All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $4,537 or 0.05% of net assets. Of this amount, $1,173 and $3,364 relate to OEConnection LLC and NPC International, Inc., respectively.

E Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $8,983 or 0.10% of net assets.

F Value was determined using significant unobservable inputs.

G Fixed Rate.

H Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $989,112 or 10.54% of net assets. The Fund has no right to demand registration of these securities.

I 7-day yield.

J The Fund is affiliated by having the same investment advisor.

DIP - Debtor-in-possession.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Pty Ltd. - Proprietary Limited.

USD - United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of August 31, 2020, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$363	$-	$-	$363
Bank Loan Obligations(1)	-	7,070,586	8,983	7,079,569
Corporate Obligations	-	1,298,362	-	1,298,362
Short-Term Investments	1,589,262	-	-	1,589,262

Total Investments in Securities - Assets	$1,589,625	$8,368,948	$8,983	$9,967,556

(1)	Unfunded loan commitments represent $4,537 at year end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended August 31, 2020, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2019	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 8/31//2020	Unrealized Appreciation (Depreciation) at Year End**
Bank Loan Obligations	$31,382	$12,947	$23,350	$461	$(14,455)	$1,998	$-	$-	$8,983	$(1,697)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

For the year ended August 31, 2020, bank loan obligations valued at $8,983 have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Assets and Liabilities

August 31, 2020

Assets:
Investments in unaffiliated securities, at fair value†	$8,378,294
Investments in affiliated securities, at fair value‡	1,589,262
Cash	129,808
Dividends and interest receivable	65,476
Receivable for investments sold	1,050,725
Other assets	107
Prepaid expenses	20,163

Total assets	11,233,835

Liabilities:
Payable for investments purchased	1,569,166
Payable for expense reimbursement (Note 2)	61,424
Dividends payable	72,592
Unfunded loan commitments	4,537
Management and sub-advisory fees payable (Note 2)	9,540
Service fees payable (Note 2)	606
Transfer agent fees payable (Note 2)	3,356
Custody and fund accounting fees payable	14,184
Professional fees payable	108,859
Payable for prospectus and shareholder reports	7,051
Other liabilities	609

Total liabilities	1,851,924

Net assets	$9,381,911

Analysis of net assets:
Paid-in-capital	$10,238,081
Total distributable earnings (deficits)A	(856,170)

Net assets	$9,381,911

Shares outstanding at no par value (unlimited shares authorized):
Y Class	1,005,622

T ClassB	10,493

Net assets:
Y Class	$9,285,372

T ClassB	$96,539

Net asset value, offering and redemption price per share:
Y Class	$9.23

T ClassB	$9.20

† Cost of investments in unaffiliated securities	$8,346,662
‡ Cost of investments in affiliated securities	$1,589,262

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B The T Class became effective on December 27, 2019 and commenced operations on December 30, 2019 (Note 1).

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Operations

For the year ended August 31, 2020

Sound Point Enhanced Income Fund
Investment income:
Dividend income from affiliated securities (Note 2)	$13,725
Interest income (net of foreign taxes)	565,831

Total investment income	579,556

Expenses:
Management and sub-advisory fees (Note 2)	114,656
Transfer agent fees:
Y Class (Note 2)	54,730
T ClassA	13,528
Custody and fund accounting fees	83,334
Professional fees	232,673
Registration fees and expenses	21,835
Distribution fees (Note 2):
T ClassA	478
Prospectus and shareholder report expenses	26,529
Trustee fees (Note 2)	796
Other expenses	66,245

Total expenses	614,804

Net fees waived and expenses (reimbursed) (Note 2)	(478,492)

Net expenses	136,312

Net investment income	443,244

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(872,736)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesC	276,550

Net (loss) from investments	(596,186)

Net (decrease) in net assets resulting from operations	$(152,942)

A The T Class became effective on December 27, 2019 and commenced operations on December 30, 2019 (Note 1).
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Changes in Net Assets

	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$443,244	$507,703
Net realized gain (loss) from investments in unaffiliated securities	(872,736)	376,725
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	276,550	(258,134)

Net increase (decrease) in net assets resulting from operations	(152,942)	626,294

Distributions to shareholders:
Total retained earnings:
Y Class	(844,829)	(583,247)
T ClassA	(2,006)	-

Net distributions to shareholders	(846,835)	(583,247)

Capital share transactions (Note 8):
Proceeds from sales of shares	124,870	5,608,524
Reinvestment of dividends and distributions	372,628	426,808
Cost of shares redeemed	(520,578)	(864,373)

Net increase (decrease) in net assets from capital share transactions	(23,080)	5,170,959

Net increase (decrease) in net assets	(1,022,857)	5,214,006

Net assets:
Beginning of period	10,404,768	5,190,762

End of period	$9,381,911	$10,404,768

A The T Class became effective on December 27, 2019 and commenced operations on December 30, 2019 (Note 1).

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

1.  Organization and Significant Accounting Policies

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on July 2, 2018. American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 for Y Class and $2,500 for T Class, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Repurchase Offers Risk/Interval Fund Risk” in Footnote 5 – Principal Risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1⁄3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $25 million.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (LIBOR) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

On December 27, 2019, the Fund created the T Class, a new class made available for sale pursuant to the Fund’s registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). The T Class commenced operations on December 30, 2019. Refer to the Fund’s Prospectus for more details.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Y Class	All Investors who can meet the minimum investment amount - sold directly or through intermediary channels.	$100,000

T Class	Sold to retail investors by broker-dealers that are members of Financial Industry Regulatory Authority (“FINRA”) and have agreements with the Distributor, but may be made available through other financial firms, including banks and trust companies, and to specified benefit plans and other retirement accounts.	$2,500

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

Effective October 1, 2020, the Fund’s distribution policy changed to declare income distributions quarterly and to distribute them to shareholders quarterly. Prior to October 1, 2020, the Fund declared income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long-term or short-term, depending on the Shareholder’s holding period for the Shares.

The Board reserves the right to change the quarterly distribution policy from time to time.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Board deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $4 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.325%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Sound Point Capital Management, LP, (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily managed net assets according to the following schedule:

First $1 billion	0.80%
Over $1 billion	0.75%

The Management and Sub-Advisory Fees paid by the Fund for the year ended August 31, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.40%	$38,137
Sub-Advisor Fees	0.80%	76,519

Total	1.20%	$114,656

Distribution Plans

The Trust has adopted a distribution plan for its T Class Shares (“Distribution Plan”). Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act which permits it to have, among other things, a multi-class structure and distribution fees. The Distribution Plan allows the T Class Shares to pay distribution and other fees for the sale and distribution of Fund Shares and for other services provided to Shareholders, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of T Class advertising material and sales literature. The Distribution Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the Sub-Advisor pursuant to the Investment Advisory Agreement, to be used for the sale and distribution of Fund Shares. The Distribution Plan provides that the T Class Shares of the Fund will pay up to 0.75% per annum of the average daily net assets attributable to the T Class to the Manager (or another entity approved by the Board). The Manager or other

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

approved entity will receive Rule 12b-1 fees from the T Class regardless of the amount of the actual expenses incurred by the Manager or other approved entity related to distribution and shareholder servicing efforts on behalf of the T Class. Thus, the Manager or other approved entity may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the T Class. The Manager anticipates that the Distribution Plan will benefit Shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer Shares of the Fund. Because Rule 12b-1 fees are paid out of the Fund’s T Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Service Plans

The Trust has adopted a Service Plan for its Y Class Shares (the “Service Plan”) that authorizes the payment to the Manager and/or to such other entities as approved by the Board of an aggregate fee at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Y Class Shares, payable monthly in arrears. The Manager or other approved entity may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in or relate to the servicing of Y Class Shares, including, but not limited to, the payment to third parties of shareholder service, transfer agency or sub-transfer agency fees or expenses. The primary expenses expected to be incurred are for shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund held the following shares with an August 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund:

Affiliated Security	Type of Transaction	Fund	August 31, 2020 Shares/ Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	August 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Sound Point Enhanced Income	$1,589,262	$-	$-	$13,725	$1,589,262

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended August 31, 2020, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Sound Point Enhanced Income	$1,378

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the Y Class Shares and T Class Shares of the Fund to the extent that total operating expenses exceed 0.25% of average daily net assets for the Y Class and 1.00% of average daily net assets for the T Class (excluding management fees, shareholder service fees, taxes, interest including interest on borrowings, brokerage commissions, securities lending fees, expenses

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

associated with securities sold short and the Fund’s use of leverage, litigation, and other extraordinary expenses). During the year ended August 31, 2020, the Manager waived and/or reimbursed expenses as follows:

	Expense Cap				Expiration of Reimbursed Expenses
Fund Class	9/1/2019 - 8/31/2020	Reimbursed Expenses	(Recouped) Expenses
Sound Point Enhanced Income Y	0.25%	$463,446	$(64,690	)**	2022 - 2023
Sound Point Enhanced Income T*	1.00%	15,046	-		2022 - 2023

* Class commenced operations on December 30, 2019.

** This amount represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of these amounts, $61,424 was disclosed as a payable to the Manager on the Statement of Assets and Liabilities at August 31, 2020.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022 and 2023. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Sound Point Enhanced Income	$64,690	$423,161	$-	2021
Sound Point Enhanced Income	-	996,044	-	2021 - 2022

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of August 31, 2020, based on management’s evaluation of the shareholder account base, one account in the Fund has been identified as representing an affiliated significant ownership of approximately 52% of the Fund’s outstanding shares.

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons

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Notes to Financial Statements

August 31, 2020

of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its NAV per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Bank Loans

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. If the Fund invests in money market funds, Shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

High-Yield Securities

Exposure to high yield securities (commonly referred to as “high yield” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher-quality securities, but such investing generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak.

The lower rating of certain high-yielding fixed income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers

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Notes to Financial Statements

August 31, 2020

could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities and corporate issues. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended August 31, 2020 are disclosed in the Notes to the Schedule of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

company. As a result, the Fund’s shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in it’s Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad of a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. You could lose money on your investment in the Fund as a result of these allocation decisions.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

Bank Loan Risk

A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower’s assets. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund’s investments in bank loans may create substantial risk. The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund’s ability to receive payments or principal and interest in connection with a bank loan will depend primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loans will be sufficient to satisfy the loan obligation. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them.

Bank loans are typically issued in the form of first lien and/or second lien loans, with first liens representing the senior security in the capital structure. Second lien debt will be structured as junior, secured debt, including second priority loans on an issuer’s assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity. First and second liens may also include senior and subordinated securities within each type of lien.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an OTC market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund’s NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about bank loans.

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline and reduce the liquidity of the Fund’s holdings.

Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Special risks associated with exposures to bank loans include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

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the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as a holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund’s investments in bank loans whether or not the borrower is an obligor of the Fund.

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the London Interbank Offered Rate (or “LIBOR”). Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a “LIBOR floor rate” (generally 1.00%) under which the benchmark interest rate will not decline. The Fund may invest in bank loans with call features, which typically are callable at their original par value.

The Fund may invest in both investment-grade and high yield loans. It is anticipated that many of the loans purchased by the Fund may be non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the loans.

Closed-End Structure Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, the number of Shares tendered in connection with the purchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Covenant-Lite Obligations Risk

Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

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Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Debtor-in-Possession (“DIP”) Financing, Rescue Financing, and Exit Financing Risk

The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the obligation is fully secured based on the most recent current valuation or appraisal report of the debtor). There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

The Fund may invest in exit financing, also known as an exit facility, which is the financing provided to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code to allow them to emerge from bankruptcy. The Fund may also invest in obligations of companies receiving rescue financing to address liquidity shortfalls, temporary operational problems, pending debt maturities or over-leveraged balance sheets. These financial difficulties may never be overcome and may lead to uncertain outcomes, including causing such issuer to become subject to bankruptcy proceedings.

Delayed Funding Loans and Revolving Credit Facilities Risk

An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker

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Notes to Financial Statements

August 31, 2020

commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Exposure to high-yield securities (commonly referred to as ‘‘junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and repay principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yielding fixed income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current distribution payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid Securities Risk

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund’s portfolio may be substantially illiquid. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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Notes to Financial Statements

August 31, 2020

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. As of the date of this Annual Report, interest rates are historically low. In the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. The prices of fixed income securities and derivatives are also affected by their maturities. Fixed-income securities and derivatives with longer maturities generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond, whereas if a bond has a duration of one year, a 1% increase in interest rates could be expected to result in a 1% decline in value. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile.

LIBOR Risk

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR by the end of 2021. These arrangements and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. At this time, it is not possible to completely identify or predict the effect of any transition,

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Notes to Financial Statements

August 31, 2020

establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

The Fund’s investments are subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as structured notes, high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult or impossible to purchase or sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Judgment plays a greater role in pricing illiquid investments than investment with more active markets.

Bond markets have consistently grown over the years while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. The market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

Fixed-income securities with longer maturities face heightened levels of liquidity risk as compared to fixed income securities with shorter maturities. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Repurchase Offers Risk/Interval Fund Risk

The Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 8% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet such repurchase obligations. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). If a repurchase offer is oversubscribed,

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Stressed, Distressed, and Defaulted Securities Risk

The Fund may invest in the debt securities of financially stressed or distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially stressed or distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer.

The level of analytical sophistication, both financial and legal, necessary for successful investment in stressed or distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

Tax Risk

The Fund has elected to be a regulated investment company (“RIC”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least 90% of its “investment company taxable income,” as that term is defined in the Internal Revenue Code (“Code”) (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) might affect the Fund’s ability to qualify for such treatment.

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

corporate rate (currently 21%) and, when such income is distributed, Shareholders would be subject to a further tax to the extent that the distribution is out of the Fund’s current or accumulated earnings and profits.

Certain of the Fund’s investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that will be treated as having “market discount” and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its Shareholders would receive larger capital gain distributions than they would in the absence of such transactions, as calculated for federal income tax purposes (“E&P”).

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the three year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended August 31, 2020	Year Ended August 31, 2019
Distributions paid from:
Ordinary income*
Y Class	$844,829	$583,247
T ClassA	2,006	-
Long-term capital gains
Y Class	-	-
T ClassA	-	-

Total distributions paid	$846,835	$583,247

* For tax purposes, short-term capital gains are considered ordinary income distributions.

A The T Class commenced operations on December 30, 2019.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

As of August 31, 2020 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$9,937,011	$118,024	$(87,479)	$30,545

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Sound Point Enhanced Income	$30,545	$103,535	$-	$(917,658)	$(72,592)	$(856,170)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, premium amortization and dividends payable.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

The Fund had no permanent differences as of August 31, 2020.

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2020, the Fund had no capital loss carryforwards.

The Fund is permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, August 31, 2020. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, August 31, 2020. For the period ending August 31, 2020, Sound Point Enhanced Income deferred $32,287 short-term capital loss and $885,371 long term capital loss to September 1, 2020.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended August 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Sound Point Enhanced Income	$32,752,468	$32,945,719

A summary of the Fund’s transactions in the USG Select Fund for the year ended August 31, 2020 were as follows:

Fund	Type of Transaction	August 31, 2019 Shares/Fair Value	Purchases	Sales	August 31, 2020 Shares/Fair Value
Sound Point Enhanced Income	Direct	$1,270,984	$28,317,627	$27,999,349	$1,589,262

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

August 31, 2020

8.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Y Class
	Year Ended August 31, 2020		Year Ended August 31, 2019
Sound Point Enhanced Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,428	$24,870	550,327	$5,608,524
Reinvestment of dividends	39,518	372,628	42,226	426,808
Shares redeemed	(54,581)	(520,578)	(84,296)	(864,373)

Net increase (decrease) in shares outstanding	(12,635)	$(123,080)	508,257	$5,170,959

	T Class
	December 30, 2019A to August 31, 2020
Sound Point Enhanced Income Fund	Shares	Amount
Shares sold	10,493	$100,000
Reinvestment of dividends	-	-
Shares redeemed	-	-

Net increase in shares outstanding	10,493	$100,000

A Commencement of operations.

9.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Sound Point Enhanced Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended August 31,		July 2, 2018A to August 31,
	2020	2019	2018

Net asset value, beginning of period	$10.22	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.44	0.58	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.60)	0.12	0.19

Total income (loss) from investment operations	(0.16)	0.70	0.25

Less distributions:
Dividends from net investment income	(0.43)	(0.55)	(0.07)
Distributions from net realized gains	(0.40)	(0.11)	-

Total distributions	(0.83)	(0.66)	(0.07)

Net asset value, end of period	$9.23	$10.22	$10.18

Total returnB	(1.45)%	7.06%	2.50	%C

Ratios and supplemental data:
Net assets, end of period	$9,285,372	$10,404,768	$5,190,762
Ratios to average net assets:
Expenses, before reimbursements	6.31%	12.65%	59.25	%D
Expenses, net of reimbursementsE	1.42%	1.55%	1.60	%D
Net investment (loss), before expense reimbursements	(0.23)%	(5.44)%	(53.99	)%D
Net investment income, net of reimbursements	4.66%	5.66%	3.66	%D
Portfolio turnover rate	396%	636%	164	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 0.25%.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	T Class
	December 30, 2019A to August 31,
	2020

Net asset value, beginning of period	$9.53

Income (loss) from investment operations:
Net investment income	0.16
Net (losses) on investments (both realized and unrealized)	(0.30)

Total income (loss) from investment operations	(0.14)

Less distributions:
Dividends from net investment income	(0.19)
Distributions from net realized gains	-

Total distributions	(0.19)

Net asset value, end of period	$9.20

Total returnB	(1.32	)%C

Ratios and supplemental data:
Net assets, end of period	$96,539
Ratios to average net assets:
Expenses, before reimbursements	26.57	%D
Expenses, net of reimbursementsE	2.96	%D
Net investment (loss), before expense reimbursements	(20.94	)%D
Net investment income, net of reimbursements	2.67	%D
Portfolio turnover rate	396	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 1.00%.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Federal Tax Information

August 31, 2020 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended August 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Long-Term Capital Gain Distributions:

Sound Point Enhanced Income	N/A

Short-Term Capital Gain Distributions:

Sound Point Enhanced Income	$448,824

Shareholders will receive notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2020 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 14, 2020 and June 3-4, 2020 (collectively, the “Meetings”) via Zoom videoconference, the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 4, 2020 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Sound Point Enhanced Income Fund (“Trust”) on behalf of the Trust’s sole series of the same name (the “Fund”); and

(2) the Investment Advisory Agreement among the Manager, Sound Point Capital Management, LP (the “subadvisor”) and the Trust on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisor and Broadridge, Inc. (“Broadridge”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many registered investment companies have separate contracts governing each type of service and observed that, with respect to such funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which was the Y Class. The Board also considered that the use of Y Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2020 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the subadvisor for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on July 2, 2018; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the subadvisor; the adequacy of the resources committed to the Fund by the subadvisor; the financial stability of the subadvisor; and the subadvisor’s representations regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, and/or benchmark index. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of the Fund relative to the performance of a comparable investment account managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the subadvisor. A summary of the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of registered investment companies sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2020 (Unaudited)

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Fund that were in place during the last fiscal year. The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that another share class of the Fund maintains higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by the subadvisor that the Fund’s subadvisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to The Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the subadvisory fee rate. The Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first subadvisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered the Manager’s representation that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to The Fund

The performance comparisons below were made for the Fund’s Y Class shares in comparison to the Fund’s Broadridge performance universe. With respect to the Broadridge performance universe, the 1st Quintile represents the top 20 percent of the universe based on performance and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of registered investment companies with a comparable investment classification/objective included in the analysis provided by Broadridge.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

August 31, 2020 (Unaudited)

The expense comparisons below were made for the Fund’s Y Class shares in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable registered investment companies included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds with a comparable investment classification/objective and a similar operating structure as the share class of the Fund included in the Broadridge comparative information, including the expense group, and provides a broader view of expenses across the Fund’s investment classification/objective. In reviewing expenses, the Board considered the positive impact of the fee waiver and the Manager’s agreement to continue the fee waiver. In addition, information regarding the subadvisor’s use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2019)

Compared to Broadridge Performance Universe	5th Quintile

The Board also considered: (1) the Fund employs a limited-capacity strategy as the subadvisor invests primarily in mid-size issues of small-capitalization issuers; (2) information provided by the subadvisor regarding fee rates charged for managing assets in the same or a similar strategy as the subadvisor manages the Fund; (3) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, given the higher expenses incurred by the Fund as compared to the exchange-traded closed-end funds in the Fund’s Broadridge expense group and expense universe; and (4) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors the relatively brief period that this Fund has been in operation.

(2) Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisor under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

The Trustees and officers of the American Beacon Sound Point Enhanced Income Fund (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-one funds in the fund complex that includes the Trust, the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (50)	Trustee since 2018	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017-2018); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Joseph B. Armes (58)	Trustee since 2018	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Gerard J. Arpey (62)	Trustee since 2018	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Brenda A. Cline (59)	Trustee since 2018 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); ; Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Eugene J. Duffy (66)	Trustee since 2018	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Douglas A. Lindgren (58)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

Barbara J. McKenna, CFA (57)	Trustee since 2018	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

R. Gerald Turner (74)	Trustee since 2018	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (65)	President since 2018	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Funds (2009-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2018	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Brian E. Brett (60)	VP since 2018	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Funds (2004-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2018	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (49)	VP Since 2018	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (59)	Principal Accounting Officer and Treasurer since 2018	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Funds (2010-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Terri L. McKinney (56)	VP since 2018	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (45)	VP since 2018	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2018	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Christina E. Sears (48)	Chief Compliance Officer and Asst. Secretary since 2018	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Funds; Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon Interval FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Sonia L. Bates (63)	Asst. Treasurer since 2018	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Funds (2011-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (45)	Assistant Secretary since 2018	Assistant Secretary, American Beacon Funds (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (53)	Assistant Secretary since 2018	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Funds (2010-Present); American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2018	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Funds (2015-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

American Beacon Interval FundsSM

Privacy Policy

August 31, 2020 (Unaudited)

The American Beacon Interval Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Interval Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Interval Funds and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Interval Funds and American Beacon Sound Point Enhanced Income Fund are service marks of American Beacon Advisors, Inc.

AR 8/20

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2020 to disclose the removal of the American Beacon Sound Point Alternative Lending Fund. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$58,615	8/31/2019
$58,669	8/31/2020

(b)
Audit Related Fees	Fiscal Year Ended
$0	8/31/2019
$0	8/31/2020

(c)
Tax Fees	Fiscal Year Ended
$6,363	8/31/2019
$8,123	8/31/2020

(d)
All Other Fees	Fiscal Year Ended
$0	8/31/2019
$0	8/31/2020

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)    Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$6,363	$807,829	N/A	8/31/2019
$8,123	$77,205	N/A	8/31/2020

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Sound Point Enhanced Income Fund

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Sound Point Enhanced Income Fund

Date: November 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Sound Point Enhanced Income Fund

Date: November 5, 2020

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Sound Point Enhanced Income Fund

Date: November 5, 2020